                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report August 15, 1998
                         ------------------------------
                       (Date of earliest event reported)


                         NeXstar Pharmaceuticals, Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      0-23012                 84-1173453
--------------------------------------------------------------------------------
  (State or other              (Commission File            (IRS Employer
  jurisdiction of                   Number)              Identification No.)
   incorporation)

2860 Wilderness Place                      Boulder, CO              80301
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:      (303) 444-5893
                                                   -----------------------------

                                       NA
--------------------------------------------------------------------------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On August 15, 1998, NeXstar Pharmaceuticals, Inc. (the "Company") sold a 51% interest (the "Interest") in its newly established subsidiary Proligo L.L.C., a Delaware limited liability company ("Proligo"), to SKW Americas, Inc. ("SKW"). Proligo was formed in July 1998 and initially consisted of the assets of the Company's NeXstar Technology Products division, a manufacturer of oligonucleotides and specialty chemicals for the pharmaceuticals industry.

         As payment for the Interest, the Company received $15 million and a 49% interest in PerSeptive Biosystems GmbH, Hamburg, a company in Hamburg, Germany (the "Hamburg Company"), which specializes in the manufacture of nucleoside phosphoramidite monomers. In addition, SKW will pay the Company $3 million in guaranteed payments and up to $20.5 million in performance-based milestones over the next five years. As part of the transaction, the Company contributed $4.9 million and its 49% interest in the Hamburg Company to Proligo. SKW contributed $5.1 million and the remaining 51% interest in the Hamburg Company to Proligo.

         A copy of the press release issued by the Company in connection with the establishment of Proligo and the sale of the Interest is set forth as
Exhibit 1 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.

                          NEXSTAR PHARMACEUTICALS, INC.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following unaudited pro forma consolidated financial statements give effect to the transaction described in Note 1 to the pro forma consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet at June 30, 1998 gives effect to the transaction as if it occurred on the balance sheet date. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1998 gives effect to the transaction as if it occurred at the beginning of the period. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 is not presented as the pro forma adjustments are immaterial to the Company's statement of operations for the year.

         Pro forma adjustments have been made to the consolidated financial statements to exclude the consolidation of Proligo's operations, to include a 49% equity investment in Proligo and a corresponding equity share in Proligo's operating loss and to give effect to the events that are directly attributable to the transaction. Details of these adjustments are included in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company. These pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the transaction had occurred on the dates indicated. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and pro forma notes contained elsewhere herein, and in the Company's annual report on Form 10-K and the Company's quarterly reports on Form 10-Q.

                         NEXSTAR PHARMACEUTICALS, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                 JUNE 30, 1998


                                                                   Pro Forma
                                                 As Reported      Adjustments               Pro Forma
                                                -------------     -----------             -------------
ASSETS
Current assets:
  Cash and cash equivalents                     $  56,242,000     $10,100,000 (A)(C)      $  66,342,000
  Marketable securities                            10,101,000              --                10,101,000
  Accounts receivable                              42,179,000         (40,000)(A)            42,139,000
  Inventories                                      12,678,000              --                12,678,000
  Prepaid expenses and other                        3,885,000              --                 3,885,000
                                                -------------     -----------             -------------
Total current assets                              125,085,000      10,060,000               135,145,000

Property, plant and equipment, net of
  accumulated depreciation and amortization        47,152,000      (4,435,000)(A)            42,717,000
Investment in unconsolidated subsidiary                             9,349,000 (A)(B)(C)       9,349,000
Patent and trademark costs, net of
  accumulated amortization                          5,815,000        (349,000)(A)             5,466,000
Other noncurrent assets                             3,779,000       1,425,000 (A)             5,204,000
                                                -------------     -----------             -------------
Total assets                                    $ 181,831,000     $16,050,000             $ 197,881,000
                                                =============     ===========             =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                         $   5,760,000     $        --             $   5,760,000
  Accounts payable                                  5,273,000        (175,000)(A)             5,098,000
  Accrued compensation and employee benefits        3,978,000         (64,000)(A)             3,914,000
  Accrued litigation settlement and related
     expenses due within one year                   1,822,000              --                 1,822,000
  Accrued interest payable                          2,083,000              --                 2,083,000
  Other accrued expenses                            6,394,000      (1,167,000)(A)             5,227,000
  Long-term obligations due within one year         4,864,000        (899,000)(A)             3,965,000
                                                -------------     -----------             -------------
Total current liabilities                          30,174,000      (2,305,000)               27,869,000

Accrued litigation settlement expenses due
  after one year                                    8,315,000              --                 8,315,000
Long-term obligations due after one year           12,650,000      (2,203,000)(A)            10,447,000
Convertible subordinated debentures                80,000,000              --                80,000,000

Commitments and contingencies

Stockholders' equity:
  Common stock                                        285,000              --                   285,000
  Additional paid-in capital                      226,731,000              --               226,731,000
  Deferred compensation                              (104,000)             --                  (104,000)
  Cumulative translation adjustment                  (401,000)             --                  (401,000)
  Accumulated deficit                            (175,819,000)     20,558,000 (A)          (155,261,000)
                                                -------------     -----------             -------------
Total stockholders' equity                         50,692,000      20,558,000                71,250,000
                                                -------------     -----------             -------------
Total liabilities and stockholders' equity      $ 181,831,000     $16,050,000             $ 197,881,000
                                                =============     ===========             =============

                         NEXSTAR PHARMACEUTICALS, INC.

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                         SIX MONTHS ENDED JUNE 30, 1998

                                                                            Pro Forma
                                                       As Reported         Adjustments      Pro Forma
                                                       -----------      ----------------   -----------
Revenues:
  Product revenues                                     $50,047,000      $  (153,000)(A)    $49,894,000
  License fee                                            3,000,000               --          3,000,000
  Royalties                                              1,809,000          (69,000)(A)      1,740,000
  Collaborative agreements and contracts                 1,350,000               --          1,350,000
  Interest income                                        1,502,000               --          1,502,000
                                                       -----------      -----------        -----------
Total revenues                                          57,708,000         (222,000)        57,486,000
                                                       -----------      -----------        -----------

Expenses:
  Cost of goods sold                                    10,161,000          (36,000)(A)     10,125,000
  Research and development                              26,507,000       (3,011,000)(A)     23,496,000
  Selling, general and administrative                   23,288,000               --         23,288,000
  Interest expense                                       3,390,000               --          3,390,000
                                                       -----------      -----------        -----------
Total expenses                                          63,346,000       (3,047,000)        60,299,000
                                                       -----------      -----------        -----------

Loss before provision for income taxes                  (5,638,000)       2,825,000 (A)     (2,813,000)
Provision for income taxes                                 295,000               --            295,000
Equity in loss of unconsolidated subsidiary                     --       (1,410,000)(D)     (1,410,000)
                                                       -----------      -----------        -----------

Net loss                                               $(5,933,000)     $ 1,415,000        $(4,518,000)
                                                       ===========      ===========        ===========

Net loss per share                                     $     (0.21)                        $     (0.16)
                                                       ===========                         ===========

Shares used in computing net loss per share             27,696,000                          27,696,000
                                                       ===========                         ===========

                          NEXSTAR PHARMACEUTICALS, INC.

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.   Summary of Transaction

         On August 15, 1998, NeXstar Pharmaceuticals, Inc. (the "Company") sold a 51% interest (the "Interest") in its newly established subsidiary Proligo L.L.C., a Delaware limited liability company ("Proligo"), to SKW Americas, Inc. ("SKW"). Proligo was formed in July 1998 and initially consisted of the assets of the Company's NeXstar Technology Products division, a manufacturer of oligonucleotides and specialty chemicals for the pharmaceuticals industry.

         As payment for the Interest, the Company received $15 million and a 49% interest in PerSeptive Biosystems GmbH, Hamburg, a company in Hamburg, Germany (the "Hamburg Company"), which specializes in the manufacture of nucleoside phosphoramidite monomers. In addition, SKW will pay the Company $3 million in guaranteed payments and up to $20.5 million in performance-based milestones over the next five years. As part of the transaction, the Company contributed $4.9 million and its 49% interest in the Hamburg Company to Proligo. SKW contributed $5.1 million and the remaining 51% interest in the Hamburg Company to Proligo. The purchase price for the 51% interest in Proligo was determined pursuant to arm's length negotiations between the parties.

2.   Pro Forma Adjustments

          (A) To record the sale of the Interest in the Company's subsidiary, Proligo, and to eliminate the assets, liabilities, revenues, cost of goods sold and expenses of Proligo.

          (B) To contribute the Company's 49% interest in the Hamburg Company to Proligo.

          (C) To record the Company's $4.9 million capital contribution to Proligo.

          (D) To record equity in loss from Proligo's operations for the six months ended June 30, 1998.

(c)  Exhibits.

Exhibit 1 -- Press Release dated August 16, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NeXstar Pharmaceuticals, Inc.



                                        By:  /s/ Michael E. Hart
                                             -------------------------
                                             Michael E. Hart
                                             Vice President and Chief Financial
                                             Officer


                              Dated: August 28, 1998

                                 EXHIBIT INDEX

                                                                 Sequentially
 Exhibit                                                            Numbered
 Number                Description                                    Page
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
   1                   Press Release dated August 16, 1998
